                    WAIVER, RELEASE AND TERMINATION AGREEMENT dated as of
               August 3, 1999 (this "Agreement"), to the Credit Agreement dated as of June 24, 1997, as amended by the Release and Amendment dated as of December 15, 1997, the Amendment dated as of April 20, 1998, the Amendment dated as of October 23, 1998, the Amendment dated as of October 30, 1998 and the Amendment dated as of January 6, 1999 (the "Credit Agreement"), among ARM FINANCIAL GROUP, INC., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

          WHEREAS, pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower subject to the terms and conditions set forth therein;

          WHEREAS, the Borrower is, simultaneously with the execution of this Agreement, paying in full the principal of and interest accrued on all the Loans (all such Obligations being called the "Designated Obligations");

          WHEREAS, the amount of the Designated Obligations owed to each Lender, and the aggregate amount of the Designated Obligations, are set forth in Schedule I hereto;

          WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of and effective upon the payment in full of the Designated Obligations simultaneously with the execution and delivery of this Agreement;

          1. The parties hereto hereby agree that all obligations, liabilities, covenants and agreements of the Borrower, the Lenders and the Administrative Agent under or in connection with the Credit Agreement and the other Loan Documents are hereby terminated and canceled and are of no further force or effect (other than any such obligations and agreements that by their terms survive the termination of the Credit Agreement).

          2. The Lenders hereby waive the applicability of Section 2.14 to the prepayment of Loans on the date hereof.

          3. The Lenders hereby waive any notice of termination of commitments required by Section 2.09 of the Credit Agreement and any notice of prepayment required by Section 2.11 of the Credit Agreement.

          4.  Notwithstanding the foregoing provisions, the obligations under
Section 2.12, 2.18 and 9.05 of the Credit Agreement will survive the repayment of the Loans and the termination of the commitments.

          5. This Agreement shall become effective (a) upon the execution and delivery of counterparts hereof by the Borrower and The Chase Manhattan Bank (individually and as Administrative Agent under the Credit Agreement) and acknowledged and agreed to by each Lender and are in the possession of the Administrative Agent and (b) the Administrative Agent has received by wire transfer of immediately available funds the aggregate amount of the Designated Obligations, as set forth in Schedule I hereto.

          6. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          7. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Agreement shall be effective as delivery of a manually executed counterpart of this Agreement.

          8. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, The Chase Manhattan Bank (individually and as Administrative Agent) and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                       ARM FINANCIAL GROUP, INC.

                                         by /s/ Peter S. Resnik
                                           --------------------
                                           Name: Peter S. Resnik
                                           Title: Treasurer


                                         by /s/ William Panning
                                           --------------------
                                           Name: William Panning
                                           Title: EVP Chief Investment Officer


                                       THE CHASE MANHATTAN BANK,
                                       individually, as Administrative
                                       Agent, and as Representative,

                                         by
                                           --------------------
                                           Name:
                                           Title:


                                       BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY,

                                         by
                                           --------------------
                                           Name:
                                           Title:


                                       DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLAND BRANCHES,

                                         by
                                           --------------------
                                           Name:
                                           Title:


                                         by
                                           --------------------
                                           Name:
                                           Title:

                                       DRESDNER BANK AG, NEW YORK BRANCH
                                       AND GRAND CAYMAN BRANCH,

                                         by
                                           --------------------
                                           Name:
                                           Title:

                                         by
                                           --------------------
                                           Name:
                                           Title:


                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO,

                                         by
                                           --------------------
                                           Name:
                                           Title:


                                       FIRST UNION NATIONAL BANK,

                                         by
                                           --------------------
                                           Name:
                                           Title:


                                       PNC BANK, N.A.,

                                         by
                                           --------------------
                                           Name:
                                           Title:


                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION,

                                         by
                                           --------------------
                                           Name:
                                           Title: